Phone:	(212) 885-5479

Fax:	(212) 885-5001

Email:	mbreitman@blankrome.com

March 23, 2006

BY EDGAR AND FEDERAL EXPRESS

Mr. John Reynolds

Assistant Director

Division of Corporation Finance

Mail Stop 3561

United States Securities and Exchange Commission

100 F. Street, N.E.

Washington, D.C. 20549

Re:	Israel Growth Partners Acquisition Corp.
Amendment No. 2 to Registration Statement on Form S-1
Filed February 17, 2006
File No. 333-128355

Dear Mr. Reynolds:

On behalf of Israel Growth Partners Acquisition Corp. (“Company”), we respond as follows to the Staff’s comments received on March 15, 2006 relating to the above-captioned Registration Statement. Captions and page references herein correspond to those set forth in Amendment No. 3 to the Registration Statement, a copy of which has been marked with the changes from Amendment No. 2 to the Registration Statement. We are also delivering three (3) courtesy copies of such marked Amendment No. 3 to William Bennett. Please note that for the Staff’s convenience, we have recited each of the Staff’s comments and provided the Company’s response to each comment immediately thereafter. Additionally, we have, where appropriate, indicated in the markings of the courtesy hard copies of the marked Amendment No. 3 the specific locations in such amendment in which our responses to the Staff’s comments are reflected.

Financial Statements

Notes to Financial Statements

Note 7 – Warrants and Option to Purchase Common Stock, F-10

1.

We reviewed your response and revised disclosures in reference to our prior comment 9; however we do not see where you have addressed our comment in its entirety. Therefore, we are reissuing our comment in part. Tell us how you determined the fair value of the warrants at the date of issuance and at the date of reclassification. Disclose the methodology and the assumptions used, including a brief discussion on how the assumptions were determined. We may have further comments.

The Company has updated its disclosure in footnote 7 to its financial statements. Additionally, the Company is providing additional discussion herein.

The Company determined the fair value of the Class W and Class Z Warrants issued in August 2005 based on the aggregate purchase price paid to the Company of $247,500, or $0.05 per Warrant. The purchase price was the best indication of fair value of the Class W and Class Z Warrants.

On January 31, 2006, the date of reclassification, the Company determined that the best indication of the fair value of the Class W and Class Z Warrants continued to be the cash purchase price paid of $0.05 per Warrant. The Company based this determination on the following: the fact that the Warrants were not publicly traded, the inherent price of $0.05 per Warrant contained in the Series A Units and Series B Units to be sold in the proposed offering and the fact that the differences in the rights and privileges of the Warrants sold and issued in August 2005 versus the Warrants to be sold in the proposed offering are not substantive.

Additionally, management considered the change in the registration rights of the Warrants and underlying shares upon exercise made on January 31, 2006. The Company concluded that while the contractual obligations to register securities may be meaningful to the Company, the impact of the modification on the value of the Warrants to the holders is not significant in this circumstance. Since the Warrants do not become exercisable until the resolution of a contingency related to a business combination and as “insiders,” such holders are already subject to restrictions related to sales of the Company’s securities, there has been no significant change to the circumstances for the holder of the Warrants that would lead to a material impact on the Company’s valuation of the Warrants and, as a result, its financial statements.

As a result of the foregoing, the Company continues to believe that the valuation of $0.05 per Warrant is still the best estimate of fair value as of January 31, 2006, the date of reclassification.

Part II

Exhibits

2.	Please file an executed amended and restated certificate of incorporation of Israel Growth Partners Acquisition Corp. with your next amendment.

The Company has filed a conformed copy of the executed amended and restated certificate of incorporation as filed with the Delaware Secretary of State on March 22, 2006. The

Company has also revised Note 1 to the financial statements to indicate that the amended and restated certificate has already been filed and is in effect.

3.	We note your articles states “[t]he following provisions (A) through (E) shall apply during the period commencing upon the filing of this Certificate of Incorporation and shall terminate upon the first to occur of the (i) consummation of any “Business Combination” and (ii) “Termination Date” . . . and may not be amended during the Target Business Acquisition Period . . .. the period from the effectiveness of the Registration Statement filed in connection with the IPO up to and including the first to occur of the (x) consummation of a Business combination and (y) Termination Date being defined as the “Target Business Acquisition Period” . . .”(emphasis added) Please provide us a legal analysis as to whether or not an amendment to the noted provision would be valid under applicable state law.

In response to the Staff’s comment, please note that we will insert the language set forth below on (i) page 8 of the prospectus in the section entitled “Prospectus Summary—Distribution of the proceeds held in trust to Class B stockholders in the event of no business combination followed by our dissolution” and (ii) page 43 of the prospectus in the section entitled “Proposed Business – Distribution of trust fund to Class B stockholders if no business combination”:

“Our charter [further] provides that certain provisions that apply prior to a business combination, including those provisions relating to the distribution of the trust fund if no business combination occurs within the prescribed time periods, may not be amended. Our counsel has advised us that these restrictions on charter amendments may not be enforceable under Delaware law. Nevertheless, we view these business combination procedures in our charter and this prospectus as obligations to investors and we will not propose any amendment to these procedures to our stockholders.”

Very truly yours,

/s/ Matthew K. Breitman

Matthew K. Breitman